Exhibit 10.22
AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
               This Amended and Restated Registration Rights Agreement (this “Agreement”) is made as of this 17th day of October, 2006 by and among First Mercury Financial Corporation, a Delaware corporation (together with any successor thereto, the “Company”), and the stockholders whose names are set forth under the heading “Stockholders” on the signature pages hereto (the “Stockholders”).
               WHEREAS, the Company and certain Stockholders are parties to a Registration Rights Agreement dated as of June 7, 2004 (the “Original Agreement”) which such parties desire to amend and restate in its entirety;
               WHEREAS, the Stockholders hold shares of Common Stock of the Company; and
               WHEREAS, the Stockholders and the Company desire to set forth the circumstances under which the Company shall register and maintain the effectiveness with the Commission of a registration statement or statements for the public resale of the Registrable Securities.
               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
     1. Certain Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:
               An “Affiliate” of a Person means any person controlling, controlled by, or under common control with, such Person. For purposes of this definition, “control” means the power to direct the management and policies of a Person, whether through the ownership of voting securities, by agreement or otherwise, including control within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.
               “Agreement” has the meaning set forth in the introduction to this Agreement.
               “Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.
               “Common Stock” means the Company’s common stock, par value $.01 per share.
               “Company” has the meaning set forth in the introduction to this Agreement.
               “Controlling Person” has the meaning set forth in Section 5 of this Agreement.
               “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               “Glencoe Demand Registration” has the meaning set forth in Section 3(a) of this Agreement.
               “Glencoe Holders” means the Stockholders whose names are set forth under the subheading “Glencoe Holders” on the signature pages hereto.
               “Glencoe Registrable Securities” means (i) any shares of Common Stock held by the Glencoe Holders, (ii) any other shares of Common Stock acquired by the Glencoe Holders and (iii) any other securities issued or issuable with respect to any such shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Glencoe Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Glencoe Registrable Securities, whether or not such acquisition has actually been effected).
               “Holders” has the meaning set forth in Section 2 of this Agreement.
               “Initial Public Offering” means the initial public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act.
               “Inspector” has the meaning set forth in Section 4(h) of this Agreement.
               “Person” means any individual, corporation, association, partnership, limited liability company, joint venture, estate, trust, or unincorporated organization or any government and any agency or political subdivision thereof.
               “Registrable Securities” means the Glencoe Registrable Securities and the Shaw Registrable Securities.
               “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
               “Shaw Demand Registration” has the meaning set forth in Section 3(b) of this Agreement.
               “Shaw Holders” means the Stockholders whose names are set forth under the subheading “Shaw Holders” on the signature pages hereto.
               “Shaw Priority Registration” means a Shaw Demand Registration in which the Shaw Holders have priority over the Glencoe Holders with respect to cutbacks pursuant to Section 3(b)(iii)(A).
               “Shaw Registrable Securities” means (i) any shares of Common Stock held by the Shaw Holders, (ii) any other shares of Common Stock acquired by the Shaw Holders and (iii) any other securities issued or issuable with respect to any such shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Shaw Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Shaw Registrable Securities, whether or not such acquisition has actually been effected).
               “Stockholder” has the meaning set forth in the introduction of this Agreement.
     2. Piggyback Registrations. If at any time or times after the date hereof the Company shall seek to file a registration statement under the Securities Act with respect to an offering of shares of Common Stock to the public for its own account or for the account of others (except with respect to registration statements on Form S-4 or Form S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company will promptly give written notice thereof to all holders of Registrable Securities (the “Holders”). If within twenty (20) days after their receipt of such notice, one or more Holders request the inclusion of some or all of the Registrable Securities held by them in such registration statement, the Company will use its best efforts to include such securities in such registration statement. In the case of any underwritten public offering, if the managing underwriter determines in good faith that market conditions require a limitation on the number of Registrable Securities to be offered under such registration statement, subject to the following sentence, the Company shall not be required to include in such registration statement Registrable Securities of the Holders in excess of the amount, if any, of shares of Common Stock which the managing underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company. If any limitation of the number of shares of Registrable Securities to be registered by the Holders is required pursuant to this Section 2, the number of such securities to be excluded from such registration statement shall be determined in the following sequence: (i) first, securities held by any Persons not having any contractual, incidental “piggyback” registration rights to include such securities in the registration statement, (ii) second, securities held by any Persons having contractual, incidental “piggyback” rights to include such securities on the registration statement pursuant to an agreement which is not this Agreement and (iii) third, Registrable Securities to be registered by the Holders as determined on a pro rata basis (based upon the relative number of Registrable Securities held by such Holders requesting inclusion pursuant to this Section 2); provided, that, in connection with a Glencoe Demand Registration or a Shaw Demand Registration, the Registrable Securities shall be excluded from such registration statement in accordance with the priorities set forth in Section 3(a)(iii) or 3(b)(iii), as the case may be. Notwithstanding the foregoing, the Shaw Holders shall not have any “piggyback” registration rights pursuant to this Section 2 with respect to any Glencoe Demand Registration which is not an underwritten public offering, nor shall the Glencoe Holders have any “piggyback” registration rights pursuant to this Section 2 with respect to any Shaw Demand Registration which is not an underwritten public offering.
     3. Required Registrations.
               (a) Glencoe Registrations.
                         (i) Glencoe Demand Registration. At any time on or after the six (6) month anniversary of the date hereof, the holders of a majority of the then outstanding

Glencoe Registrable Securities may request that the Company register under the Securities Act, on Form S-1 or Form S-3 (if the Company is then eligible to use such form), all or a portion of the Glencoe Registrable Securities held by such requesting holders having an aggregate value of at least $10,000,000 (based on the then current market price) (a “Glencoe Demand Registration”). Such request shall be in writing and shall state the number of shares of Glencoe Registrable Securities to be disposed of, the intended method of disposition of such shares by such requesting Glencoe Holders and whether such disposition shall be by means of an underwritten public offering. The Glencoe Holders shall only be entitled to request two (2) Glencoe Demand Registrations pursuant to this Section 3(a). Notwithstanding anything to the contrary contained herein, a registration will not count as a Glencoe Demand Registration under this Section 3(a) until the registration statement relating to all such Glencoe Registrable Securities requested to be so registered has been declared effective by the Commission at the request of the requesting Glencoe Holders and, if such method of disposition is a firm commitment underwritten public offering, all of such shares shall have been sold pursuant thereto. In addition, a registration will not count as a Glencoe Demand Registration if, after it has become effective, the offering of Glencoe Registratable Securities is interfered with by a stop order, injunction or other order of the SEC or other governmental agency or court.
                         (ii) Registration Requirements. Following receipt of a request for registration pursuant to this Section 3(a), the Company will promptly notify all of the other Glencoe Holders of such request and such Glencoe Holders shall then have twenty (20) days to notify the Company of their desire to participate in the registration. Thereupon, the Company will use its best efforts to cause such of the Glencoe Registrable Securities as may be requested by the Glencoe Holders to be registered under the Securities Act in accordance with the terms of this Section 3. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their securities in the underwritten public offering to the extent provided herein.
                         (iii) Underwritten Offering. If a requested registration pursuant to this Section 3(a) involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any contractual, incidental “piggyback” registration rights to include such securities on the registration statement, (ii) second, securities held by any Persons (other than the Glencoe Holders) having contractual, incidental “piggyback” rights to include such securities in the registration statement pursuant to an agreement which is not this Agreement, (iii) third, securities to be registered by the Company for its own account and (iv) fourth, Glencoe Registrable Securities sought to be included by the Glencoe Holders and Shaw Registrable Securities sought to be included by the Shaw Holders pursuant to the “piggyback” rights granted to the Shaw Holders pursuant to this Agreement. If there is a reduction of the number of Glencoe Registrable Securities or Shaw Registrable Securities pursuant to clause (iv), such reduction shall be made on a pro rata basis (based upon the relative number of Registrable Securities held by the holders requesting inclusion in such registration statement). With respect to a request for registration pursuant to this Section 3 which is for an underwritten public offering, the managing underwriter shall be chosen by a majority-in-interest of the Glencoe Holders requesting such registration, subject to the approval of the Company, which approval will not be unreasonably withheld. If the managing underwriter has not limited the number of Glencoe Registrable Securities, Shaw Registrable Securities or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Glencoe Registrable Securities or Shaw Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited. If requested in good faith by the managing underwriter, the Glencoe Holders (and the Shaw Holders if any of them participate in such registration) agree not to offer, sell, pledge, transfer or otherwise dispose of any Common Stock not registered under the Securities Act for a period not to exceed ninety (90) days following the effective date of the registration statement filed by the Company.
               (b) Shaw Registrations.
                         (i) Shaw Demand Registration. At any time on or after the six (6) month anniversary of the date hereof, the holders of a majority of the then outstanding Shaw Registrable Securities may request that the Company register under the Securities Act, on Form S-1 or Form S-3 if the Company is then eligible to use such form, all or a portion of the Shaw Registrable Securities held by such requesting holders having an aggregate value of at least $10,000,000 (based on the then current market price) (a “Shaw Demand Registration”). Such requests shall be in writing and shall state the number of shares of Shaw Registrable Securities to be disposed of, the intended method of disposition of such shares by such requesting Shaw Holders, whether such disposition shall be by means of an underwritten public offering and whether such registration is a Shaw Priority Registration. The Shaw Holders shall only be entitled to request two (2) Shaw Demand Registrations pursuant to this Section 3(b). Notwithstanding anything to the contrary contained herein, a registration will not count as a Shaw Demand Registration under this Section 3(b) until the registration statement relating to all such Shaw Registrable Securities requested to be so registered has been declared effective by the Commission at the request of the requesting Shaw Holders and, if such method of disposition is a firm commitment underwritten public offering, all of such shares shall have been sold pursuant thereto. In addition, a registration will not count as a Shaw Demand Registration if, after it has become effective, the offering of Shaw Registratable Securities is interfered with by a stop order, injunction or other order of the SEC or other governmental agency or court.
                         (ii) Registration Requirements. Following receipt of a request for registration pursuant to this Section 3, the Company will promptly notify all of the other Shaw Holders of such request and such Shaw Holders shall then have twenty (20) days to notify the Company of their desire to participate in the registration. Thereupon, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by the Shaw Holders to be registered under the Securities Act in accordance with the terms of this Section 3. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their securities in the underwritten public offering to the extent provided herein.

                         (iii) Underwritten Offering. If a requested registration pursuant to this Section 3(b) involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided that the shares to be excluded shall be determined in the following sequence:
     (A) with respect to a Shaw Priority Registration (i) first, securities held by any Persons not having any contractual, incidental “piggyback” registration rights to include such securities on the registration statement, (ii) second, securities held by any Persons (other than the Shaw Holders) having contractual, incidental “piggyback” rights to include such securities in the registration statement pursuant to an agreement which is not this Agreement, (iii) third, securities to be registered by the Company for its own account, (iv) fourth, securities held by any Persons (other than the Shaw Holders) having contractual, incidental “piggyback” rights to include such securities in the registration statement pursuant to this Agreement, and (v) fifth, Shaw Registrable Securities sought to be included by the Shaw Holders. If there is a reduction of the number of Shaw Registrable Securities pursuant to clause (v), such reduction shall be made on a pro rata basis (based upon the relative number of Shaw Registrable Securities held by Shaw Holders requesting inclusion pursuant to this Section 3). If less than all Shaw Registrable Securities sought to be included in a Shaw Priority Registration are included in such registration, such registration will not count as a Shaw Demand Registration; and
     (B) with respect to a registration which is not a Shaw Priority Registration: (i) first, securities held by any Persons not having any contractual, incidental “piggyback” registration rights to include such securities on the registration statement, (ii) second, securities held by any Persons (other than the Shaw Holders) having contractual, incidental “piggyback” rights to include such securities in the registration statement pursuant to an agreement which is not this Agreement, (iii) third, securities to be registered by the Company for its own account and (iv) fourth, Shaw Registrable Securities sought to be included by the Shaw Holders and Glencoe Registrable Securities sought to be included by the Glencoe Holders pursuant to the “piggyback” rights granted to the Glencoe Holders pursuant to this Agreement. If there is a reduction of the number of Shaw Registrable Securities or Glencoe Registrable Securities pursuant to clause (iv), such reduction shall be made on a pro rata basis (based upon the relative number of Registrable Securities held by the holders requesting inclusion in such registration statement).
With respect to a request for registration pursuant to this Section 3 which is for an underwritten public offering, the managing underwriter shall be chosen by a majority-in-interest of the Shaw Holders requesting such registration, subject to the approval of the Company, which approval will not be unreasonably withheld. If the managing underwriter has not limited the number of Shaw Registrable Securities, Glencoe Registrable Securities or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Shaw Registrable Securities or Glencoe Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited. If requested in good faith by the managing underwriter, the Shaw Holders (and the Glencoe Holders if any of them participate in such registration) agree not to offer, sell, pledge, transfer or otherwise dispose of any Common Stock not registered under the Securities Act for a period not to exceed ninety (90) days following the effective date of the registration statement filed by the Company.
     (c) Postponement. The Company may postpone the filing of a registration statement requested by the Holders pursuant to this Section 3 for a reasonable period of time not more than once during any twelve-month period, if the Company delivers to such Holders a certificate signed by the President of the Company stating that the Board of Directors of the Company determined in good faith that the filing of a registration statement would have a material adverse effect on the Company at such time. The Company shall not be required to cause a registration statement requested pursuant to this Section 3 to become effective within ninety (90) days following the effective date of a registration statement on Form S-1 or S-3 initiated by the Company, provided that the Company had received the Holder’s request for registration after the Company had given written notice, made in good faith, to the Holders that the Company was commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule under the Securities Act is applicable); provided further, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such period. Notwithstanding the foregoing, the Company shall not be permitted to postpone the filing or effectiveness of a registration statement with respect to a Glencoe Demand Registration or Shaw Demand Registration which is not an underwritten public offering by virtue of the fact that another registration statement has been filed, is pending or contemplated or has been declared effective, or any distribution pursuant thereto is pending or contemplated or has been completed.
     4. Further Obligations of the Company. Whenever the Company is required hereunder to include any Registrable Securities in a registration statement under the Securities Act and pursuant to “blue sky” laws, it agrees that it shall also do the following:
     (a) Pay all fees and expenses relating to such registrations and offerings (exclusive of underwriting discounts and commissions), including all fees and expenses associated with filings with the National Association of Securities Dealers, Inc. (“NASD), and the reasonable fees and expenses of not more than one independent counsel for the Holders (chosen by a majority-in-interest of the Holders requesting registration of Registrable Securities) in connection with any registrations pursuant to Sections 2 or 3 hereof;
     (b) Use its best efforts to diligently prepare and file with the Commission a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Holder or Holders have completed the distribution described in the registration statement relating thereto and to comply with the provisions of the Securities Act with respect to the sale of securities covered by such registration statement for such period;

     (c) Furnish to each selling Holder and underwriter such copies of each preliminary and final prospectus and such other documents as such Holder or underwriter may reasonably request to facilitate the public offering of its Registrable Securities;
     (d) Enter into any reasonable underwriting agreement required by the proposed underwriter, if any, in such form and containing such terms as are customary; provided, however, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and with respect to any written information provided by the Holder to the Company;
     (e) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as any selling Holder or underwriter may reasonably request and keep each such registration or qualification effective until the Holder or Holders have completed the distribution described in the registration statement relating thereto; provided that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;
     (f) Immediately notify each selling Holder, at any time when a prospectus relating to his, her or its Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
     (g) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted (or if similar securities issued by the Company are not then listed or quoted, then on such exchange or quotation system as a majority-in-interest of the Holders requesting such registration shall determine) and provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
     (h) Make available to each selling Holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling Holder or underwriter (each, an “Inspector”), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers to supply all information reasonably requested by any such Inspector in connection with such registration statement as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that such Inspector shall agree in writing to hold in confidence and trust all information so provided and to use such information only to satisfy such due diligence responsibility and no other.

     (i) Permit any Holder, who, in its sole and exclusive judgment exercised in good faith, believes that it might be deemed to be a Controlling Person (as defined in Section 5) of the Company, to participate in good faith and at its own expense in the preparation of such registration or comparable statement and to request the insertion therein of material furnished to the Company in writing, which request shall not be denied by the Company without good reason; provided, however, that preparation of the registration or comparable statement shall be under the Company’s control and at the Company’s direction, and the Company shall retain authority to determine the content of the registration or comparable statement.
     (j) Otherwise use its best reasonable efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions and make generally available to the Holders, in each case as soon as practicable, but not later than forty-five (45) days after the end of the twelve (12) month period beginning at the end of the fiscal quarter of the Company during which the effective date of the registration statement occurs (or ninety (90) days if such twelve (12) month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such twelve (12) month period, which will satisfy the provisions of Section 11(a) of the Securities Act;
     (k) In the case of an underwritten public offering, furnish to a prospective selling Holder holding at least a majority of the Registrable Securities being sold in such offering, upon written request, a signed counterpart, addressed to such prospective selling Holder, of an opinion of counsel for the Company, dated the effective date of the registration statement, and covering substantially the same matters with respect to the registration statement (and the prospectus included therein), as customarily covered in opinions of the Company’s counsel delivered to the underwriters in underwritten public offerings of securities;
     (l) Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities hereunder;
     (m) cooperate with the Holders and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filing required to be made with the NASD; and
     (n) advise the holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.
     5. Indemnification; Contribution.

     (a) Incident to any registration of any Registrable Securities pursuant to this Agreement, the Company will indemnify, reimburse and hold harmless to the fullest extent permitted by law, each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of any such partners), directors, officers, employees, representatives and agents of any of them) (each, a “Selling Holder”), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Controlling Person”), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state statutory law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state statutory law, (iv) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the Selling Holder’s behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Registrable Securities), or (v) any blue sky application or other document executed by the Company specifically for the purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission of a material fact contained in such registration statement or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees, representatives and agents), each other Holder (including its partners (including partners of partners and stockholders of such partners), directors, officers, employees, representatives and agents of any of them, and each Controlling Person of any of them), from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise as a direct result of such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the

Company by such Selling Holder expressly for use in such registration statement, provided that the obligation of the Selling Holder will be several and not joint and several. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 5(a) exceed the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.
     (b) If the indemnification provided for in Section 5(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 5, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company, the Selling Holders and the underwriters from the offering of the Registrable Securities and (ii) the relative fault of the Company, the Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that in the event of a registration statement filed in response to a demand for registration under Section 3(a) or Section 3(b) and in which the Company does not register any shares of capital stock, the proportion of contribution by the Company, the Selling Holders and the underwriters shall in all cases be governed solely by clause (ii) above. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
               The Company and each Selling Holder agrees that it would not be just and equitable if contribution pursuant to this Section 5(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 5(b) in excess of the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. The Selling Holder’s obligations pursuant to this Section 5(b) shall be several in proportion to the amount of Registrable Securities registered by it and not joint and several.
     (c) The amount required to be paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this

Section 5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or Controlling Person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent of entry of any judgment or enter into a settlement without the consent of the indemnified party, which consent will not be unreasonably withheld.
     6. Rule 144 and Rule 144A Requirement. The Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Holder, within fifteen (15) days of a written request, a written statement verifying its compliance with the current public information requirement of Rule 144 or Rule 144A or such successor rules.
     7. Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to any transferee of 5% or more of the Glencoe Registrable Securities or Shaw Registrable Securities as the case may be. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights of a Holder granted pursuant to this Agreement.
     8. Rights Which May Be Granted to Subsequent Investors. Other than transferees of Registrable Securities under Section 7 hereof, the Company shall not, without the prior written consent of the holders of a majority of the outstanding Glencoe Registrable Securities and the holders of a majority of the outstanding Shaw Registrable Securities, grant any other registration rights to any third parties.
     9. Miscellaneous.
     (a) Amendments. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between the parties hereto and no delay on the part of either party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may be amended, modified or terminated and any provision hereof may be waived by the joint written consent of the Company and the holders of not less than a majority of the outstanding Glencoe Registrable Securities and the holders of not less than a majority of the outstanding Shaw Registrable Securities; provided that no amendment, modification or waiver may treat adversely one Holder in a manner different from the Holders as a group without the consent of such Holder. Any amendment, modification, termination or waiver effected in accordance with this Section 9(a) shall be binding upon all Holders of Registrable Securities even if they do not execute such joint written consent.
     (b) Notices and Demands. Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required to be given shall be deemed to have been sufficiently given or served and received for all purposes when delivered by hand or facsimile or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:
                         (i) If to the Company, First Mercury Financial Corporation, 29621 Northwestern Highway, Southfield, MI 48034, Attn: Richard Smith, or at such other address designated by the Company to the Stockholders in writing.
                         (ii) If to the Glencoe Holders, FMFC Holdings, LLC, 222 West Adams Street, Suite 1000, Chicago, IL 60606, Attn: Douglas Patterson, or at such other address designated by the Glencoe Holders to the Company in writing, with a copy to McDermott, Will & Emery, 227 West Monroe Street, Chicago, IL 60606, Attn: Scott M. Williams.
                         (iii) If to the Shaw Holders, Jerome M. Shaw, 3 Grove Isle, Penthouse 1, Coconut Grove, Florida 33133 or such other address as designated by either Jerome M. Shaw or holders of a majority of the then outstanding Shaw Registrable Securities to the Company in writing, with a copy to Larry J. Spilkin, P.C., P.O. Box 5039, Southfield, Michigan 48086-5039.
     (c) Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by either party will result in irreparable injury to the other party, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which it may have, such other party may enforce its rights by an action or actions for specific performance in the federal or state courts in the State of Illinois (to the extent permitted by law). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.
     (d) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof.
     (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement may be delivered via telecopier or other electronic means, with the intention that they shall have the same effect as an original counterpart hereof.
     (f) Effect of Heading. The Section headings herein are for convenience only and shall not affect the construction hereof.
     (g) Governing Law. This Agreement shall be deemed a contract made under the laws of the State of Delaware and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of the State of Delaware, without giving effect to its conflict of laws principles.
     (h) Jurisdiction; Venue; Waiver Of Jury Trial.
                         (i) Each of the parties to this Agreement hereby agrees that the state and federal courts of the State of Illinois shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining directly or indirectly to this Agreement, and all documents, instruments and agreements executed pursuant hereto or thereto, or to any matter arising herefrom (unless otherwise expressly provided for herein or therein). To the extent permitted by law, each party hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by the other party hereto in any of such courts, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to such party at the address to which notices are to be sent pursuant to this Agreement. Each of the parties waives any claim that Chicago, Illinois is an inconvenient forum or an improper forum based on lack of venue. The choice of forum set forth in this Section shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction.
                         (ii) Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that the other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other party hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.
     (i) Further Assurances. From and after the date of this Agreement, upon the request of either party hereto, the other party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.
     (j) Term. The provisions contained in Sections 2, 3 and 4 shall terminate ten (10) years from the date of the Company’s Initial Public Offering or the date on which all Registrable Securities held by and issuable to a Holder may be sold without restriction pursuant to Rule 144(k) of the Securities Act following the Company’s Initial Public Offering, whichever is later.
     (k) Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, including the Original Agreement, which shall be of no further force or effect.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

COMPANY: FIRST MERCURY FINANCIAL CORPORATION
By:	/s/ Richard H. Smith
	Name:	Richard H. Smith
	Title:	President, CEO and Director

STOCKHOLDERS: Glencoe Holders: FMFC HOLDINGS, LLC
By:	Glencoe Capital, LLC
Its:	Manager

	By:	/s/ Louis J. Manetti
	Name:	Louis J. Manetti
	Title:	Principal

Shaw Holders: Jerome M. Shaw Revocable Trust
By:	/s/ Jerome M. Shaw
Jerome M. Shaw, Trustee

4SFW, L.L.C.

By:	/s/ Jerome M. Shaw
Jerome M. Shaw, Member

[Signature Page to Amended and Restated Registration Rights Agreement]